UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 31, 2018, the Board of Directors (the “Board”) of Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us” and “our”) increased the size of the Board by one director to nine members and elected Mr. Scott R. Peppet to fill the vacancy created by the increase in the number of directors. The Board also appointed Mr. Peppet to the Strategic Planning Committee.
Mr. Peppet, age 48, has been a Professor of Law at the University of Colorado Law School since 2000. Mr. Peppet is president, senior managing director and a member of the investment committee of Chai Trust Company, LLC. Mr. Peppet has been a member of the ownership committee of Equity International, LLC since 2012, and a director of Anixter International, Inc., a publicly traded global distributor of network, electronic and utility power solutions, since 2014. Mr. Peppet is the son-in-law of Mr. Samuel Zell, who serves as Chairman of the Board.

Mr. Peppet brings experience in contracts, negotiations, complex transactions, legal ethics, privacy law and technology to the Board along with an outstanding record of leadership and deep experience in the legal field. He has authored several articles on the ways in which information technologies are changing markets and the policy implications of such technologies, which have been presented at the Federal Trade Commission, the International Conference on Privacy and Data Protection, the Privacy Law Scholars Conference and other invited venues. Mr. Peppet’s work has been recognized in various news publications, including the New York Times and on National Public Radio.

There are no arrangements or understandings between Mr. Peppet and ourselves related to his election as a director on our Board. There are no related party transactions between Mr. Peppet and ourselves.

Item 8.01    Other Events
On July 31, 2018 our Board declared a third quarter 2018 dividend of $0.55 per common share, representing, on an annualized basis, a dividend of $2.20 per common share. The dividend will be paid on October 12, 2018 to stockholders of record on September 28, 2018.
This report includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs and real estate market conditions, our ability to retain customers, the actual use of Sites by customers and our success in acquiring new customers at our Properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to Properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our ability to manage counter-party risk;

•	our ability to renew our insurance policies at existing rates and on consistent terms;

•
in the age-qualified Properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of changes in accounting for Leases set forth under the Codification Topic "Leases";

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports.
These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 410 quality properties in 32 states and British Columbia consisting of 153,549 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By: /s/ Paul Seavey             /s
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: August 1, 2018